FIRST FUNDS

U.S. Treasury Money Market Portfolio

U.S. Government Money Market Portfolio

Municipal Money Market Portfolio

Cash Reserve Portfolio

SUPPLEMENT DATED June 21, 2001 TO THE OCTOBER 28, 2000 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the Prospectus and Statement of Additional Information ("SAI"), and should be read in conjunction with such Prospectus and SAI.

On June 1, 2001, at a special meeting of the shareholders of First Funds Trust (the "Trust"), the Shareholders of each of the U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios (the "Portfolios") of the Trust approved a new Investment Advisory and Management Agreement for the Portfolios between the Trust and First Tennessee Bank National Association, as co-adviser to the Portfolios, and a new Investment Advisory and Management Agreement for the Portfolios between the Trust and BlackRock Institutional Management Corporation (BlackRock), as investment adviser to the Portfolios. The new Agreements will become effective as of July 1, 2001.

Under the new Agreements, the Trust will contract directly with each of BlackRock, as investment adviser, and First Tennessee, as co-adviser, and will pay each of them directly their respective portion of the advisory fee. The table below shows the fees paid by the Trust prior to the Shareholder vote and the fees that will be paid by the Trust pursuant to the new Agreements.

ADVISORY FEES PAID BY THE PORTFOLIOS (as a percentage of average net assets)	UNDER THE prior ADVISORY AND SUB-ADVISORY ARRANGEMENT	UNDER THE NEW CO-ADVISORY ARRANGEMENT
To First Tennessee	0.25%	0.05%
To BlackRock	-0-	0.08%
TOTAL	0.25%	0.13%